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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 17, 1998 included in Price Communication Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                        /s/ ARTHUR ANDERSEN LLP
                                        ----------------------------------------
                                        ARTHUR ANDERSEN LLP

New York, New YOrk
July 31, 1998